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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Statement of Additional Information of the Polaris Platinum II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company, of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and our report dated March 31, 2005, relating to the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004. We also consent to the use of our report dated April 15, 2005, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the incorporation by reference of our report dated March 31, 2005, relating to the financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004, in the Polaris Platinum II Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the incorporation by reference in the Prospectus of our report dated May 27, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Financial Statements" in such Prospectus.



PricewaterhouseCoopers LLP
Los Angeles, California
August 26, 2005